[Pax World Growth Fund Logo]






                         Supplement dated April 30, 2001
                                     to the
                          Prospectus dated May 21, 1999


                           PAX WORLD GROWTH FUND, INC.

                              A No-Load Growth Fund


                   222 State Street, Portsmouth, NH 03801-3853
                For shareholder account information: 800-372-7827
                             Portsmouth, NH office:  800-767-1729
                                                     603-431-8022
                            Website: www.paxfund.com


     The following information supplements and supersedes any contrary information contained in the Prospectus of the Pax World Growth Fund, Inc. (the "Fund") dated May 21, 1999, and together with such Prospectus, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in an Amendment dated the date hereof which supplements and supersedes any contrary information contained in the Statement of Additional Information of the Fund dated May 21, 1999, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address, telephone number or website noted above. The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the Securities and Exchange Commission.

                         PRINCIPAL INVESTMENT STRATEGIES

     On June 8, 2000, the shareholders of the Fund voted to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest up to a total of 25% of the value of its assets in securities of foreign issuers.


                              RISK / RETURN SUMMARY

     The information set forth in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from period to period and by showing how the Fund's average annual returns for 1 and 3 years and the period 6/11/97 (the date of the Growth Fund's inception) to 12/31/00 compare with the Russell Midcap Index, a broad measure of market performance. While analyzing this information, please note that past performance is not necessarily an indication of how the Fund will perform in the future.

RISK / RETURN BAR CHART*

          -3.40%                 15.22%              28.30%             -16.11%
    6/11/97 to 12/31/97           1998                1999                2000
       (cumulative)

RISK/RETURN TABLE, AS OF 12/31/00

                                     GROWTH FUND*           RUSSELL MIDCAP INDEX
1 year                                  -16.11%                     8.26%
3 year                                   7.44%                     12.11%
6/11/97 to 12/31/00                      5.22%                     -3.40%


HIGHEST AND LOWEST RETURN QUARTER - SINCE 6/11/97*

                     4th quarter 1998:             25.76%
                     3rd quarter 1998:            -14.82%

     *THE FRONT-END SALES LOAD CHARGED BY THE FUND UNTIL NOVEMBER 1, 1999 IS NOT REFLECTED IN THE RISK/RETURN BAR CHART, RISK/RETURN TABLE OR QUARTERLY
RETURN TABLE ABOVE. IF THIS AMOUNT WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN. TOTAL RETURN FOR THE PERIOD 6/11/97 (THE DATE OF THE FUND'S INCEPTION) TO 12/31/97 IS NOT ANNUALIZED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

      SHAREHOLDER FEES (fees paid directly from your investment):
             Maximum Sales Charge (Load) Imposed on Purchases
                      (as a percentage of offering price).....................0%
             Maximum Deferred Sales Charge (Load)
                      (as a percentage of original purchase price or
                      redemption proceeds, as applicable).....................0%
             Maximum Sales Charge (Load) Imposed on
                      Reinvested Dividends and Other Distributions
                      (as a percentage of offering price).....................0%
             Redemption Fees (as a percentage of amount redeemed,
                      if applicable)..........................................0%
             Exchange Fees (as a percentage of average net assets)............0%

      ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
      NET ASSETS) AS OF DECEMBER 31, 2000 (expenses that are deducted from Fund assets):
             Management Fee................................................0.94%
             Distribution and/or Service (12b-1) Fees......................0.24%
             Other Expenses................................................1.25%
      Total Annual Fund Operating Expenses.................................2.43%
             Operating Expenses Assumed by Adviser (1).....................0.87%
      Total Annual Fund Net Operating Expenses (2).........................1.56%

     (1) Pursuant to the terms of the Advisory Agreement entered into between the Fund and Pax World Management Corp., the Fund's adviser (the "Adviser"), the Adviser assumed certain of the Fund's expenses which were, in the aggregate, in excess of one and one-half percent (1.5%) of the average daily net assets of the Fund for the year ended December 31, 2000.

     (2)  Total expenses, net of expenses assumed by the Adviser.

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear, whether directly or indirectly, as an investor in the Fund. "Other Expenses" include operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred for the year ended December 31, 2000.

EXAMPLE

     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that (i) your investment has a 5% return each year, (ii) the Fund's operating expenses remain the same, and (iii) the Adviser continues to assume, in accordance with the terms of the Advisory Agreement between the Fund and the Adviser, certain of the Fund's expenses which are, in the aggregate, in excess of 1.50% of the Fund's average daily net asset value per year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 YEAR            3 YEARS          5 YEARS           10 YEARS
       $156              $484              $834             $1,818

     As noted in the table, the Fund does not charge any redemption fee. You would, therefore, pay the same expenses if you did not redeem your shares. In addition, the Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

     THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                              FINANCIAL HIGHLIGHTS

     The following Financial Highlights Table is intended to help you understand the Fund's financial performance for the past 3 years and the period June 9, 1997 (the date operations commenced) to December 31, 1997. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pannell Kerr Forster PC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, a copy of which is available without charge upon request by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, by telephoning the Fund (toll-free) at 800-767-1729, or by visiting the Fund's website at www.paxfund.com.

     The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                               Period June 9, 1997
                                                                               (the date operations
                                                                                  commenced) to
                                                 Year Ended December 31         December 31, 1997
                                              -----------------------------    --------------------
                                               2000       1999       1998
                                              -------    -------    -------
Net asset value, beginning of period .......  $ 14.28    $ 11.13    $  9.66          $ 10.00
                                              -------    -------    -------          -------
Income (loss) from investment operations
  Investment (loss), net ...................     (.02)      (.02)      (.04)            (.01)
  Realized and unrealized gain (loss) on
    investments, net .......................    (2.28)      3.17       1.51             (.33)
                                              -------    -------    -------          -------
        Total from investment operations ...    (2.30)      3.15       1.47             (.34)
                                              -------    -------    -------          -------
Net asset value, end of period .............  $ 11.98    $ 14.28    $ 11.13          $  9.66
                                              -------    -------    -------          -------

2.   TOTAL RETURN ..........................  (16.11%)    28.30%     15.22%           (3.40%)


3.   RATIOS AND SUPPLEMENTAL DATA
     Ratio of total expenses to average
       net assets (A)(B) ...................    1.56%      1.58%      1.62%            1.49%
     Ratio of investment (loss), net,
       to average net assets (A) ...........    (.14%)     (.29%)     (.61%)           (.56%)
     Portfolio turnover rate ...............   83.97%     76.40%     96.72%           50.79%
     Net assets, end of period ('000s) .....  $28,523    $22,068    $12,372          $ 4,605
     Number of capital shares
       outstanding, end of year ('000s) ....    2,382      1,546      1,112              477

          (A) These ratios for the period ended December 31, 1997 have been annualized.

          (B) This ratio is based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.


                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

FOREIGN SECURITIES

     While the Fund intends to invest primarily in domestic securities, it may invest up to twenty-five percent (25%) of its net assets in foreign securities.


                                     ADVISER

     Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser") is the adviser to the Fund. As of December 31, 2000, the Adviser had over $1.329 billion in assets under management by virtue of serving as the adviser to Pax World Balanced Fund, Inc. (the "Pax World Balanced Fund"), the Fund, Pax World High Yield Fund, Inc. (the "Pax World High Yield Fund") and Pax World Money Market Fund, Inc., a socially responsible money market fund which is being advised by the Adviser for the specific purpose of assuring that the social responsibility screens used by such fund are the same as those applied to the Fund (the "Pax World Money Market Fund"). The Adviser has one client other than the Pax World Balanced Fund, the Fund, the Pax World High Yield Fund and the Pax World Money Market Fund, and may undertake to advise other clients in the future.

     The aggregate amount of the fees incurred by the Fund and payable to the Adviser for the most recent fiscal year was $270,381.

     The Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of one and one-half percent (1.5%) of the average daily net assets of the Fund per annum. In connection therewith, the Adviser was required to supply and assume a total of $247,180 of such services for the Fund for the most recent fiscal year. In addition, the Adviser has agreed to waive its compensation from the Fund, to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund with respect to any assets of the Fund that are invested in the Money Market Fund.

     Until December 31, 2000, H. G. Wellington Capital Management, a division of
H. G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005 (the "Sub-Adviser") was the sub-adviser to the Fund. Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser furnished investment advisory services in connection with the management of the Fund, determined what securities and other instruments were purchased and sold for the Fund and was responsible for obtaining and evaluating financial data relevant to the Fund. Although the Adviser did not pay any fees to the Sub-Adviser for the most recent fiscal year, the aggregate amount of accrued but unpaid fees to the Sub-Adviser for the most recent fiscal year was $103,781. The Sub-Advisory Agreement was terminated effective January 1, 2001.

     On June 8, 2000, Paul I. Gulden, Jr. joined Robert P. Colin as portfolio co-manager of the Fund. Mr. Gulden is the division head and chief investment officer of the Sub-Adviser, a division of the Distributor and a registered broker dealer the Fund has used and may continue to use to execute portfolio transactions. Before joining the Distributor in 1977, Mr. Gulden was the senior portfolio manager and a general partner in the advisory and brokerage firm of McMullen & Hard, and earlier worked as an investment specialist for the International Division of the Bank of New York. Mr. Gulden is a graduate of the University of Virginia and studied accounting and economics at New York University Graduate School of Business. He is a member of the New York Society of Security Analysts and the International Society of Financial Analysts.


                                  DISTRIBUTION

     The Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and other fees for the sale and distribution of the Fund's shares and for services provided to the Fund's shareholders. Amounts incurred by the Fund under the plan for clerical, advertising, printing, postage and sales expenses (travel, telephone and sales literature) for the most recent fiscal year totaled approximately $69,896.


                                SHAREHOLDER GUIDE

IN GENERAL; HOW TO PURCHASE SHARES; WAIVER OF SALES CHARGES

     At the direction of the Board of Directors of the Fund, the Fund is now a no-load mutual fund. As such, there are no sales charges imposed by the Fund on purchases of Fund shares. Some prospective purchasers of Fund shares may be effecting transactions through a securities broker-dealer, however, that may result in transaction and other fees and charges, including postage and handling charges, by such broker-dealer. Such transaction and other fees and charges would not be incurred if such purchase transactions were made directly with the Fund.

     In addition, no initial sales charges are imposed on shares of the Fund purchased upon the exchange of shares of the Pax World Balanced Fund, the Pax World High Yield Fund or the Pax World Money Market Fund or the reinvestment of dividends and distributions.

HOW TO EXCHANGE YOUR SHARES

     As a shareholder of the Fund, you have an exchange privilege with the Pax World Balanced Fund, the Pax World High Yield Fund and the Pax World Money Market Fund, subject to the minimum investment requirement of such funds. No sales charge will be imposed at the time of exchange. An exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made. It is contemplated that this exchange privilege will be applicable to each new Pax World mutual fund.


                             ADDITIONAL INFORMATION

     On July 1, 2000, the law firm of Kurzman Karelsen & Frank, LLP ("KKF") succeeded Bresler Goodman & Unterman, LLP ("BGU") as general counsel to the Fund as a result of the merger of the practices of Lee D. Unterman (Secretary to the Fund) and Kevin J. Lake, formerly of BGU, into KKF.

                          [Pax World Growth Fund Logo]





                         Supplement dated April 30, 2001
                                     to the
             Statement of Additional Information dated May 21, 1999



                           PAX WORLD GROWTH FUND, INC.

                              A No-Load Growth Fund

                   222 State Street, Portsmouth, NH 03801-3853
                For shareholder account information: 800-372-7827
                       Portsmouth, NH office:        800-767-1729
                                                     603-431-8022
                            Website: www.paxfund.com


     The following information supplements and supersedes any contrary information contained in the Statement of Additional Information of the Pax World Growth Fund, Inc. (the "Fund") dated May 21, 1999, is not a prospectus, and should be read in conjunction with the Fund's Prospectus dated May 21, 1999, as amended, to which it relates.

     The Financial Statements of the Fund have been incorporated by reference into this Statement of Additional Information from the Fund's Annual Report.

     A copy of the Fund's Prospectus and Financial Statements may be obtained without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund (toll-free) at 1-800-767-1729, visiting the Fund's website at www.paxfund.com or visiting the Securities and Exchange Commission's website at www.sec.gov.

                             INVESTMENT RESTRICTIONS

         On June 8, 2000, the shareholders of the Fund voted to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest up to a total of 25% of the value of its assets in securities of foreign issuers. Accordingly, the twelfth investment restriction of the Fund appearing on page 10 of the Fund's Statement of Additional Information dated May 21, 1999 has been amended to provide that the Fund may not "invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers".


                             MANAGEMENT OF THE FUND

     The following table reflects the name and address, position held with the Fund and principal occupation during the past five (5) years for those persons who are the officers and directors of the Fund.

--------------------------------------------------------------------------------

                                 POSITION(S) HELD     PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS AND AGE          WITH THE FUND       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Carl H. Doerge, Jr. (3)            Director        Mr. Doerge has been a private
867 Remsen Lane                    (since 1997)    investor since 1995. Prior to
Oyster Bay, NY 11771; (62)                         that, Mr. Doerge was
                                                   Executive Vice President and
                                                   Managing Director of Smith
                                                   Barney for approximately
                                                   twenty-four years. Mr. Doerge
                                                   is also a member of the Board
                                                   of Directors of Pax World
                                                   Balanced Fund, Inc.
                                                   (1998-present) and Pax World
                                                   High Yield Fund, Inc.
                                                   (1999-present).

--------------------------------------------------------------------------------
Thomas W. Grant (1 and 2)          Vice Chairman   Mr. Grant is the Vice
14 Wall Street                     of the Board    Chairman of the Board and
New York, NY 10005; (59)           of Directors    President of Pax World
                                   and President   Balanced Fund, Inc.
                                   (since 1997)    (1996-present), the President
                                                   of the Fund (1997-present),
                                                   Pax World High Yield Fund,
                                                   Inc. (1999-present), Pax
                                                   World Money Market Fund, Inc.
                                                   (1998-present), Pax World
                                                   Management Corp.
                                                   (1996-present), and H. G.
                                                   Wellington & Co., Inc.
                                                   (1991-present). Mr. Grant has
                                                   been associated with H. G.
                                                   Wellington & Co., Inc. since
                                                   1991 and served previously
                                                   with the firm of Fahnestock &
                                                   Co. for twenty-six years as a
                                                   partner, managing director
                                                   and senior officer. His
                                                   duties encompassed branch
                                                   office management, corporate
                                                   finance, syndications and
                                                   municipal and corporate
                                                   bonds. Mr. Grant is a
                                                   graduate of the University of
                                                   North Carolina (BA). Mr.
                                                   Grant is also a member of the
                                                   Board of Directors of Pax
                                                   World Balanced Fund, Inc.
                                                   (1996-present) and Pax World
                                                   High Yield Fund, Inc.
                                                   (1999-present).
--------------------------------------------------------------------------------
Anita D. Green                     Assistant       Ms. Green serves as Director
c/o Pax World Management Corp.     Treasurer       of Social Research and
222 State Street                   (since 1997)    Corporate Activities for the
Portsmouth, NH 03801-3853; (36)                    Pax World Fund Family and Pax
                                                   World Management Corp.
                                                   (2000-present) and was the
                                                   Manager - Shareholder
                                                   Services for the Pax World
                                                   Fund Family and Pax World
                                                   Management Corp. (1990-2000).
                                                   Ms. Green is also a
                                                   Co-Treasurer of Pax World
                                                   Management Corp.
                                                   (1998-present) and Pax World
                                                   Balanced Fund, Inc.
                                                   (1998-present) and an
                                                   Assistant Treasurer of the
                                                   Fund (1997-present) and Pax
                                                   World High Yield Fund, Inc.
                                                   (1999-present).

--------------------------------------------------------------------------------
Michelle L. Guilmette              Assistant       Ms. Guilmette is the Dealer
c/o Pax World Management Corp.     Secretary       Representative for the Pax
222 State Street                   (since 1999)    World Fund Family and Pax
Portsmouth, NH 03801-3853; (27)                    World Management Corp.
                                                   (1999-present) and was a
                                                   Shareholder Services
                                                   Representative for the Pax
                                                   World Fund Family and Pax
                                                   World Management Corp.
                                                   (1992-1999). Ms. Guilmette is
                                                   also an Assistant Treasurer
                                                   (1997-present) and an
                                                   Assistant Secretary
                                                   (1999-present) of Pax World
                                                   Balanced Fund, Inc. and an
                                                   Assistant Secretary of the
                                                   Fund (1999-present) and Pax
                                                   World High Yield Fund, Inc.
                                                   (2000-present).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
John L. Kidde                         Director     Mr. Kidde is the President of
c/o KDM Development Corporation       (since 1997) KDM Development Corporation
Suite 5-D, 209 Cooper Avenue                       (1988-present). Mr. Kidde is
Upper Montclair, NJ  07043; (66)                   also a member of the Board of
                                                   Directors of Pax World
                                                   Balanced Fund, Inc.
                                                   (2001-present) and Pax World
                                                   High Yield Fund, Inc.
                                                   (1999-present).

--------------------------------------------------------------------------------
Joy L. Liechty                     Director        Ms. Liechty is a Client and
1403 Ashton Court                  (since 1997)    Sales Advocate with the
Goshen, IN 46526; (47)                             Mennonite Mutual Aid
                                                   Association in Goshen,
                                                   Indiana. Ms. Liechty has been
                                                   associated with that
                                                   organization since 1980,
                                                   serving as the Manager of
                                                   Client Services from 1980 to
                                                   1989. Ms. Liechty is also a
                                                   member of the Board of
                                                   Directors of Pax World
                                                   Balanced Fund, Inc.
                                                   (1991-present).

--------------------------------------------------------------------------------
James M. Shadek (1)                Treasurer       Mr. Shadek is the Treasurer
14 Wall Street                     (since 1997)    of the Fund (1997-present)
New York, NY 10005; (48)                           and Pax World High Yield
                                                   Fund, Inc. (1999-present), a
                                                   Senior Vice President for
                                                   Social Research of Pax World
                                                   Management Corp.
                                                   (1996-present) and an Account
                                                   Executive with H. G.
                                                   Wellington & Co., Inc.
                                                   (1986-present). Mr. Shadek,
                                                   together with members of his
                                                   family, owns substantially
                                                   all of the outstanding shares
                                                   of capital stock of Pax World
                                                   Management Corp. and a 26.67%
                                                   interest in H. G. Wellington
                                                   & Co., Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Laurence A. Shadek (1 and 2)       Chairman of     Mr. Shadek is the Chairman of
14 Wall Street                     the Board of    the Board of Directors of Pax
New York, NY 10005; (51)           Directors;      World Balanced Fund, Inc.
                                   Director        (1996-present), the Fund
                                   (since 1997)    (1997-present) and Pax World
                                                   High Yield Fund, Inc.
                                                   (1999-present), an Executive
                                                   Vice President of Pax World
                                                   Money Market Fund, Inc.
                                                   (1998-present), the Chairman
                                                   of the Board of Pax World
                                                   Management Corp.
                                                   (1996-present), and an
                                                   Executive Vice-President of
                                                   H. G. Wellington & Co., Inc.
                                                   (1986-present). Mr. Shadek,
                                                   together with members of his
                                                   family, owns substantially
                                                   all of the outstanding shares
                                                   of capital stock of Pax World
                                                   Management Corp. and a 26.67%
                                                   interest in H. G. Wellington
                                                   & Co., Inc. Mr. Shadek has
                                                   been associated with H. G.
                                                   Wellington & Co., Inc. since
                                                   March 1986 and was previously
                                                   associated with Stillman,
                                                   Maynard & Co., where he was a
                                                   general partner. Mr. Shadek's
                                                   investment experience
                                                   includes twelve years as a
                                                   limited partner and Account
                                                   Executive with the firm Moore
                                                   & Schley. Mr. Shadek is a
                                                   graduate of Franklin &
                                                   Marshall College (BA) and New
                                                   York University, School of
                                                   Graduate Business
                                                   Administration (MBA). Mr.
                                                   Shadek is also a member of
                                                   the Board of Directors of Pax
                                                   World Balanced Fund, Inc.
                                                   (1996-present) and Pax World
                                                   High Yield Fund, Inc.
                                                   (1999-present).

--------------------------------------------------------------------------------
Sanford C. Sherman (3)             Director        Mr. Sherman was the Chief
91 Hillside Drive                  (since 1999)    Executive Officer until
Portsmouth, NH 03801; (64)                         December 31, 2000, and was
                                                   the President and Chief
                                                   Executive Officer until
                                                   December 31, 1999, of the
                                                   Piscataqua Savings Bank,
                                                   Portsmouth, NH, - positions
                                                   he held since April 1981.
                                                   For 21 years prior thereto,
                                                   Mr. Sherman held various
                                                   other positions with the
                                                   bank, including Vice
                                                   President and Treasurer. Mr.
                                                   Sherman also served the bank
                                                   as a Trustee for 20 years.
                                                   Mr. Sherman is also a member
                                                   of the Board of Directors of
                                                   Pax World Balanced Fund, Inc.
                                                   (1992-present).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janet Lawton Spates                Assistant       Ms. Spates serves as the
c/o Pax World Management Corp.     Treasurer       Operations Manager for the
222 State Street                   (since 1997)    Pax World Fund Family and Pax
Portsmouth, NH 03801-3853; (31)                    World Management Corp.
                                                   (1992-present). Ms. Spates is
                                                   also a Co-Treasurer of Pax
                                                   World Management Corp.
                                                   (1998-present) and Pax World
                                                   Balanced Fund, Inc.
                                                   (1998-present) and an
                                                   Assistant Treasurer of the
                                                   Fund (1997-present) and Pax
                                                   World High Yield Fund, Inc.
                                                   (1999-present).

--------------------------------------------------------------------------------
Nancy S. Taylor                    Director        Ms. Taylor is a Senior
5298 N. Riffle Way                 (since 1997)    Minister with the First
Boise, ID 83703; (44)                              Congregational Church in
                                                   Boise, Idaho and has been
                                                   associated with that
                                                   organization since 1992.
                                                   Prior to that, Ms. Taylor was
                                                   an Associate Minister with
                                                   the Immanuel Congregational
                                                   Church in Hartford,
                                                   Connecticut for approximately
                                                   five years. Ms. Taylor is
                                                   also a member of the Board of
                                                   Directors of Pax World
                                                   Balanced Fund, Inc.
                                                   (1997-present).

--------------------------------------------------------------------------------
Lee D. Unterman                    Secretary       Mr. Unterman serves as the
c/o Kurzman Karelsen & Frank, LLP  (since 1997)    Secretary of Pax World
230 Park Avenue                                    Balanced Fund, Inc.
New York, NY 10169; (50)                           (1997-present), the Fund
                                                   (1997-present) and Pax World
                                                   High Yield Fund, Inc.
                                                   (1999-present). Mr. Unterman
                                                   is a Partner with the law
                                                   firm of Kurzman Karelsen &
                                                   Frank, LLP (2000-present) and
                                                   was a Partner with the law
                                                   firms of Bresler, Goodman &
                                                   Unterman, LLP (1997-2000) and
                                                   Broudy & Jacobson
                                                   (1988-1997).

--------------------------------------------------------------------------------

(1) Designates an "Interested" officer or director, as defined in the Investment Company Act of 1940, as amended, by reason of his or her affiliation with the Adviser.

(2) Designates a member of the Investment Committee. The Investment Committee has the responsibility of overseeing the investments of the Fund.

(3) Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

     To the knowledge of the Fund, no person owns beneficially five percent (5%) or more of the outstanding Common Stock of the Fund. All officers and directors as a group own less than one percent (1%) of the outstanding Common Stock of the Fund.

     Members of the Board of Directors of the Fund are reimbursed for their travel expenses for attending meetings of the Board of Directors plus $300.00 for affiliated directors and $1,000.00 for unaffiliated directors. In addition, the Fund pays $500.00 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the

Board of Directors of the Fund receives compensation from the Fund for services performed as members of the Board of Directors of the Fund. Director's fees paid and travel expenses reimbursed by Pax World Balanced Fund, Inc. (the "Pax World Balanced Fund"), the Fund, Pax World High Yield Fund, Inc. (the "Pax World High Yield Fund") and Pax World Money Market Fund, Inc., a socially responsible money market fund which is being advised by the Adviser for the specific purpose of assuring that the social responsibility screens used by such fund are the same as those applied to the Fund (the "Pax World Money Market Fund") in 2000 are as follows:

                         Balanced     Growth       High Yield      Money Market
                           Fund        Fund           Fund             Fund
                        ----------   ---------   --------------   --------------
Mr. Carl H. Doerge, Jr.  $8,215.53   $5,160.35        $3,000.00   Not Applicable
Mr. Thomas W. Grant      $4,880.98   $1,717.05        $1,200.00   Not Applicable
Mr. John L. Kidde             0.00*  $5,217.06        $4,000.00   Not Applicable
Ms. Joy L. Liechty      $10,269.09   $5,139.59   Not Applicable   Not Applicable
Mr. Laurence A. Shadek   $4,880.98   $1,717.05        $1,200.00   Not Applicable
Mr. Sanford C. Sherman   $6,207.44   $4,009.06   Not Applicable   Not Applicable
Ms. Nancy S. Taylor      $8,702.45   $5,034.74   Not Applicable   Not Applicable

* Mr. John L. Kidde was elected to the Board of Directors of Pax World Balanced Fund, Inc. on April 1, 2001 to fill the vacancy created by the death of Mr.
   C. Lloyd Bailey.


                     INVESTMENT ADVISORY AND OTHER SERVICES

     Pax World Management Corp. 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser") is the adviser to the Fund. Pursuant to the terms of an Advisory Agreement entered into between the Fund and the Adviser (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with the Fund's investment objective, investment program and policies. As of December 31, 2000, the Adviser had over $1.329 billion in assets under management by virtue of serving as the adviser to the Pax World Balanced Fund, the Fund, the Pax World High Yield Fund and the Pax World Money Market Fund. The Adviser has one client other than the Pax World Balanced Fund, the Fund, the Pax World High Yield Fund and the Pax World Money Market Fund, and may undertake to advise other clients in the future.

     The aggregate fees incurred by the Fund and payable to the Adviser for the most recent fiscal year was $270,381.

     The Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of one and one-half percent (1.5%) of the average daily net assets of the Fund per annum. The Adviser was required to supply and assume a total of $247,180 for such services for the most recent fiscal year. In addition, the Adviser has agreed to waive its compensation from the Fund, to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund with respect to any assets of the Fund that are invested in the Money Market Fund.

     The Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act of 1940, as amended, on June 8, 2000.

     Until December 31, 2000, H. G. Wellington Capital Management, a division of
H. G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005 (the "Sub-Adviser") was the sub-adviser to the Fund. Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser furnished investment advisory services in connection with the management of the Fund, determined what securities and other instruments were purchased and sold for the Fund and was responsible for obtaining and evaluating financial data relevant to the Fund. The Sub-Advisory Agreement was terminated effective January 1, 2001.

     The following table shows the approximate amount of the advisory and sub-advisory fees of the Fund for the years ended December 31, 1998, 1999 and 2000:

                                        Approximate        Approximate
                                         Amount of          Amount of
                                       Advisory Fees    Sub-Advisory Fees
                                        -----------        -----------
     Year ended December 31, 1998:        $69,558           $27,591
     Year ended December 31, 1999:       $148,487           $51,720
     Year ended December 31, 2000:       $270,381          $103,781


                                  DISTRIBUTION

     The Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act pursuant to which the Fund incurs the expenses of distributing the Fund's shares. The Plan was adopted on June 6, 1997 and approved on June 8, 2000 by the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Directors"), at a meeting called for the purpose of voting on such Plan. During the most recent fiscal year, amounts paid by the Fund under the Plan for clerical, advertising, printing, postage and sales expenses (travel, telephone and sales literature) totaled $69,896: advertising - $12,685; printing and postage - $15,904; and sales and related expenses - $41,307.

     Pursuant to the Plan, the Fund has entered into a Distribution Agreement (the "Distribution Agreement") with H. G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005 (the "Distributor"). Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal. The Distribution Agreement was adopted on June 11, 1998, and approved on June 8, 2000 by the Board of Directors of the Fund, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such agreement.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities and options on securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. For the years ended December 31, 1998, 1999 and 2000, brokerage commissions amounted to approximately $66,919, $56,152 and $91,679, respectively.

     Substantially all of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-six and sixty-seven one hundredths percent (26.67%) ownership interest in the Distributor. Brokerage commissions paid by the Fund to the Distributor for the years ended December 31, 1998, 1999 and 2000 totaled approximately $20,799, $15,538 and $32,000, respectively (31%, 28% and 35%, respectively, of total commissions for such years).


                              PURCHASE AND EXCHANGE
                                 OF FUND SHARES

PURCHASE OF SHARES

     At the direction of the Board of Directors of the Fund, the Fund is now a no-load mutual fund. As such, there are no sales charges imposed by the Fund on purchases of Fund shares. Some prospective purchasers of Fund shares may be effecting transactions through a securities broker-dealer, however, that may result in transaction and other fees and charges, including postage and handling charges, by such broker-dealer. Such transaction and other fees and charges would not be incurred if such purchase transactions were made directly with the Fund.

EXCHANGE OF SHARES

     As a shareholder of the Fund, you have an exchange privilege with the Pax World Balanced Fund, the Pax World High Yield Fund and the Pax World Money Market Fund, subject to the minimum investment requirement of such funds. No sales charge will be imposed by the Fund at the time of exchange. An exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made. It is contemplated that this exchange privilege will be applicable to each new Pax World mutual fund.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Fund for the fiscal year ended December 31, 2000 and the report therein of Pannell Kerr Forster PC are incorporated herein by reference to the Fund's Annual Report. Copies of such report are available without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund (toll-free) at 800-767-1729, visiting the Fund's website at www.paxfund.com or visiting the Securities and Exchange Commission's website at www.sec.gov.